UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest events reported)     August 22, 2003
                                                    --------------------------
                                                       March 31, 2003
                                                    --------------------------



 Commission    Name of Registrants, State of Incorporation,    I.R.S. Employer
File Number    Address and Telephone Number                   Identification No.
-----------    --------------------------------------------   ------------------

 333-32170     PNM Resources, Inc.                                85-0468296
               (A New Mexico Corporation)
               Alvarado Square
               Albuquerque, New Mexico  87158
               (505) 241-2700

  1-6986       Public Service Company of New Mexico               85-0019030
               (A New Mexico Corporation)
               Alvarado Square
               Albuquerque, New Mexico  87158
               (505) 241-2700



                         ------------------------------

              (Former name, former address and former fiscal year,
                          if changed since last report)

Item  9.   Regulation FD Disclosure

The Company is filing in this Form 8-K of select comparative operating statistics for the months of January, February and March 2003 and 2002 and the year-to-date periods ended February and March 2003 and 2002 to provide investors with key monthly business indicators. Readers of this Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

                      PNM Resources, Inc. and Subsidiaries
                        Comparative Operating Statistics

                                                      Month Ended
                                                      January 31,
                                               --------------------------
                                                  2003          2002
                                               ------------ -------------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                                            620           619
     Wholesale
         Long Term Sales                               163            81
         Forward Sales                                 229            50
         Short Term Sales                              565           591
                                               ------------ -------------

         Total Wholesale Sales                         957           722
                                               ------------ -------------

         Total Energy Sales                          1,577         1,341
                                               ============ =============

Weather:

Heating and Cooling Days - Albuquerque, NM

The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 degrees F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 degrees F.

          HDD                                          659           858
                                                 ==========    ==========

          CDD                                            0             0
                                                 ==========    ==========

                      PNM Resources, Inc. and Subsidiaries
                        Comparative Operating Statistics

                                           Month Ended      Two Months Ended
                                           February 28,        February 28,
                                       ------------------- -------------------
                                          2003      2002      2003      2002
                                       --------- --------- --------- ---------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                                 550       545     1,170     1,164
     Wholesale
         Long Term Sales                    150        88       314       170
         Forward Sales                      173        99       402       148
         Short Term Sales                   426       586       990     1,177
                                       --------- --------- --------- ---------

         Total Wholesale Sales              749       773     1,706     1,495
                                       --------- --------- --------- ---------

         Total Energy Sales               1,299     1,318     2,876     2,659
                                       ========= ========= ========= =========

Weather:

Heating and Cooling Days - Albuquerque, NM

The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 degrees F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 degrees F.

          HDD                               674       692     1,333     1,550
                                       ========= ========= ========= =========

          CDD                                 0         0         0         0
                                       ========= ========= ========= =========

                      PNM Resources, Inc. and Subsidiaries
                        Comparative Operating Statistics

                                        Month Ended       Three Months Ended
                                         March 31,             March 31,
                                    -------------------- ---------------------
                                       2003      2002       2003       2002
                                    --------- ---------- ---------- ----------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                              558        575      1,728      1,740
     Wholesale
         Long Term Sales                 188        112        501        281
         Forward Sales                   186        108        588        256
         Short Term Sales                440        627      1,431      1,804
                                    --------- ---------- ---------- ----------

         Total Wholesale Sales           814        847      2,520      2,341
                                    --------- ---------- ---------- ----------

         Total Energy Sales            1,372      1,422      4,248      4,081
                                    ========= ========== ========== ==========

Weather:

Heating and Cooling Days - Albuquerque, NM

The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 degrees F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 degrees F.

          HDD                            535        532      1,868      2,082
                                    ========== ========= ========== ==========

          CDD                              0          0          0          0
                                    ========== ========= ========== ==========

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              PNM RESOURCES, INC. AND
                                        PUBLIC SERVICE COMPANY OF NEW MEXICO
                                  ----------------------------------------------
                                                     (Registrant)


Date:  August 22, 2003                           /s/ Robin A. Lumney
                                  ----------------------------------------------
                                                   Robin A. Lumney
                                              Vice President, Controller
                                             and Chief Accounting Officer
                                   (Officer duly authorized to sign this report)